UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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MCF CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MCF CORPORATION

, 2006

Dear MCF Corporation Stockholder:

You are cordially invited to attend MCF Corporation’s 2006 annual meeting of stockholders to be held on Friday, May 5, 2006 at 1:30 p.m., Pacific Standard Time, at 600 California Street, 9th Floor, San Francisco, CA 94108.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. In addition to the matters to be voted on, there will be a report on our progress and an opportunity for stockholders to ask questions.

I hope you will be able to join us. To ensure your representation at the meeting, I encourage you to complete, sign and return the enclosed proxy card as soon as possible. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.

Sincerely,

D. Jonathan Merriman
Chairman and Chief Executive Officer

MCF CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 5, 2006

TO THE STOCKHOLDERS:

The 2006 annual meeting of stockholders of MCF Corporation will be held on Friday, May 5, 2006 at 1:30 p.m., Pacific Standard Time, at 600 California Street, 9th Floor, San Francisco, CA 94108. At the meeting, you will be asked:

1.                To elect nine directors to serve until the 2007 annual meeting of stockholders;

2.                To approve an amendment to the Amended Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-7;

3.                To approve the addition of shares of common stock to the 2003 MCF Corporation Stock Option and Incentive Plan;

4.                To approve the creation of the 2006 MCF Corporation Directors’ Stock Option and Incentive Plan; and

5.                To transact such other business as may properly be presented at the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

If you were a stockholder of record at the close of business on March 15,  2006, you may vote at the annual meeting and any adjournment or postponement.

We invite all stockholders to attend the meeting in person. If you attend the meeting, you may vote in person even if you previously signed and returned a proxy.

By Order of the Board of Directors,

Christopher L. Aguilar
Secretary

San Francisco, California
                       , 2006

YOUR VOTE IS IMPORTANT. TO ASSURE REPRESENTATION OF YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MCF CORPORATION

600 California Street, 9th Floor
San Francisco, California  94108

PROXY STATEMENT

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

General

MCF Corporation (the “Company”), a Delaware corporation, is soliciting this proxy on behalf of its Board of Directors (the “Board”)  to be voted at the 2006 annual meeting of stockholders to be held on Friday, May 5, 2006, at 1:30 p.m., Pacific Standard Time, or at any adjournment or postponement thereof. The 2006 annual meeting of stockholders will be held at Merriman Curhan Ford & Co., headquarters, 600 California Street, 9th Floor, San Francisco, California 94108.

Method of Proxy Solicitation

These proxy solicitation materials were mailed on or about                    , 2006 to all stockholders entitled to vote at the meeting. The Company will pay the cost of soliciting these proxies. These costs include the expenses of preparing and mailing proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers, and employees of the Company may also solicit proxies, in person, or by mail, telephone, facsimile or email, without additional compensation.

Voting of Proxies

Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

•       FOR the election of the Board’s nine nominees for director; and

•       FOR the approval of an amendment to the Company’s Amended Certificate of Incorporation to effect a reverse stock split of the Company’s common stock whereby each outstanding seven (7) shares of common stock would become one (1) share of common stock; and

•       FOR the approval of the addition of shares of common stock to the 2003 MCF Corporation Stock Option and Incentive Plan; and

•       FOR the approval of the creation of the 2006 MCF Corporation Directors’ Stock Option and Incentive Plan.

We do not know of any other business that may be presented at the annual meeting. If a proposal other than those listed in the notice is presented at the annual meeting, your signed proxy card gives authority to the persons named in the proxy to vote your shares on such matters in their discretion.

Required Vote

Record holders of shares of the Company’s common stock at the close of business on March 15, 2006, the voting record date, may vote at the meeting with respect to the election of nine directors, approval of amending the Company’s Amended Certificate of Incorporation to effect a reverse stock split, approval of the addition of shares of common stock to the 2003 MCF Corporation Stock Option and Incentive Plan, and approval of the creation of the 2006 MCF Corporation Directors’ Stock Option and Incentive Plan. Each share of common stock outstanding on the record date has one vote. At the close of business on                       , 2006, there were                    shares of common stock issued and outstanding.

The Company’s bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for transaction of business. Assuming the presence of a quorum at the annual meeting, the vote of the holders of at least a plurality  of the stock having voting power present in person or represented by proxy is required to elect the nine directors, approve the addition of shares of common stock to the 2003 MCF Corporation Stock Option and Incentive Plan, and approve the creation of the 2006 MCF Corporation Directors’ Stock Option and Incentive Plan. Cumulative voting is not permitted with respect to the election of directors. The vote of the holders of the majority of issued and outstanding shares of common stock is required to approve the amendment to the Company’s Certificate of Incorporation to authorize a reverse stock split. An automated system administered by the Company’s transfer agent will tabulate the votes. Each is tabulated separately. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Broker non-votes, however, will not be considered as part of the voting power present or represented at the annual meeting for purposes of any matter voted on at the meeting.

Revocability of Proxies

You may revoke your proxy by giving written notice to the Secretary of the Company or by delivering a later proxy to the Secretary, either of which must be received prior to the annual meeting, or by attending the meeting and voting in person.

PROPOSAL 1:   ELECTION OF DIRECTORS

The Board has nominated nine directors for election at the 2006 annual meeting. If you elect them, they will hold office until the next annual meeting, until their respective successors are duly elected and qualified, or until their earlier resignation or removal. Cumulative voting is not permitted. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the Board’s nominees. In the event a nominee is unable to serve, your proxy may vote for another person nominated by the Board. The Board has no reason to believe that any of the nominees will be unavailable.

Vote Required

The affirmative vote of the holders of at least a plurality  of the stock having voting power present in person or represented by proxy is required to elect the nine nominees of the Board as directors. Cumulative voting is not permitted with respect to the election of directors. Unless otherwise indicated, properly executed proxies will be voted in favor of each of the nominees to the Board recommended by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE BOARD’S NOMINEES LISTED BELOW.

Directors

Set forth below are the principal occupations of, and other information regarding, the nine director nominees of the Board. Each of these persons is an incumbent director.

D. Jonathan Merriman, 45, has served as our Chairman and Chief Executive Officer from February 2002. Prior to that period, Mr. Merriman was President and CEO of Ratexchange Corporation,

the predecessor company to MCF Corporation. Mr. Merriman and his team engineered the transition of Ratexchange, a software trading platform company, into a financial services holding company, MCF Corporations, including the full service institutional investment banking subsidiary, Merriman Curhan Ford & Co. From June 1998 to October 2000, Mr. Merriman was Managing Director and Head of the Equity Capital Markets Group and member of the Board of Directors at First Security Van Kasper. In this capacity, he oversaw the Research, Institutional Sales, Equity Trading, Syndicate and Derivatives Trading departments. From June 1997 to June 1998, Mr. Merriman served as Managing Director and Head of Capital Markets at The Seidler Companies in Los Angeles, where he also served on the firm’s Board of Directors. Before Seidler, Mr. Merriman was Director of Equities for Dabney/Resnick/Imperial, LLC. In 1989, Mr. Merriman co-founded the hedge fund company Curhan, Merriman Capital Management, Inc., which managed money for high net worth individuals and corporations. Before Curhan, Merriman Capital Management, Inc., he worked in the Risk Arbitrage Department at Bear Stearns & Co. as a trader. Prior to Bear Stearns, Mr. Merriman worked at Merrill Lynch as a financial analyst and as an institutional equity salesman. Mr. Merriman received his Bachelor of Arts in Psychology from Dartmouth College and completed coursework at New York University’s Graduate School of Business. Mr. Merriman has served on the Boards of several organizations over the past decade, including Ratexchange (the predecessor of MCF Corporation) Leading Brands, Inc., Fiberstars Inc. & The San Francisco Art Institute.

Patrick H. Arbor, 69, has served as a member of our Board of Director since February 2001 and has served as a member of the audit committee since April 2001. Mr. Arbor is currently Chairman of United Financial Holdings Inc., a bank holding company, and is a principal of the trading firm of Shatkin-Arbor & Co. He is a longtime member of the Chicago Board of Trade (CBOT), the world’s oldest derivatives exchange, serving as the organization’s Chairman from 1993 to 1999. During that period, Mr. Arbor also served on the Board of Directors of the National Futures Association. Prior to that, he served as Vice Chairman of the CBOT for three years and ten years as a Director. Mr. Arbor’s other exchange memberships include the Chicago Board Options Exchange, the Mid-America Commodity Exchange and the Chicago Stock Exchange. Mr. Arbor received his undergraduate degree in business and economics from Loyola University.

Donald H. Sledge, 65, has served as a member of our Board of Directors from September 1999 to present and Chairman of our Board of Directors from February 2000 to June 2001. He has served as a member of the compensation committee from April 2001 to present. He also served as Chief Executive Officer from February 2000 to October 2000. From September 1999 to February of 2000 he served as President, Chief Executive Officer and Chairman of our subsidiary Ratexchange I, Inc. From October 2000 to October 2003, Mr. Sledge was a general partner in Fremont Communications, a venture capital fund, based in San Francisco. From January 1996 to September 1999, Mr. Sledge was Vice Chairman and Chief Executive Officer of TeleHub Communications Corporation, a next generation ATM-based telecommunications company. From 1994 to 1995, Mr. Sledge served as President and Chief Operating Officer of WCT, a $160-million long distance telephone company that was one of Fortune Magazine’s 25 fastest growing public companies before it was acquired by Frontier Corporation. From 1993 to 1994, Mr. Sledge was head of operations for New T&T, a Hong Kong-based start-up. He was Chairman and Chief Executive Officer of New Zealand Telecom International from 1991 to 1993 and a member of the executive board of TCNZ, Mr. Sledge held various other senior positions with Telecom New Zealand from 1988 until 1993 as was instrumental in leading the IPO of the company.  Mr. Sledge also served four years as president and Chief Executive Officer of Pacific Telesis International. Mr. Sledge is also an owner and Board Member of DataProse, a company providing direct mail and billing statement solutions.  In addition, Mr. Sledge serves on the Board of MobilePro (OTCBB:MOBL) and the Board of CasaByte, a private company providing quality of service testing for cellular networks. Mr. Sledge holds a Masters of Business Administration and Bachelor of Arts degree in industrial management from Texas Technological Uni.

Ronald E. Spears, 57, has served as a member of our Board of Directors from March 2000 to present and served as a member of the Audit Committee from April 2001 to August 2003. Since March 2002, Mr. Spears has served as President of AT&T’s Signature Client Group, the sales organization that serves AT&T’s largest 325 Global accounts. From October 1990 until joining AT&T in 2002, Mr. Spears served in a number of early stage ventures primarily involved in the development and sale of technology solutions to large corporate enterprises. During this time, he served as Chief Operating Officer of e.Spire Communications, an East Coast CLEC; Chief Executive Officer of CMGI Solutions, an Internet Professional Services firm; and Chief Executive Officer of Vaultus, a wireless software company. In these roles, he led several successful equity and debt offerings for these ventures. Mr. Spears also served in various capacities at MCI Communications from 1979 to 1990; his last position was President of MCI’s Midwest Division from 1984 to 1990. A pioneer of the competitive long distance industry, Mr. Spears began his career in telecommunications as a manager at AT&T Long Lines in 1978, following eight years as an officer in the United States Army. He is a graduate of the United States Military Academy at West Point, and also holds a Master’s Degree in Public Service from Western Kentucky University.

Steven W. Town, 45, has served as a member of our Board of Directors from October 2000 to present and has served as a member of the compensation committee since April 2001. Mr. Town has served as Co-Chief Executive Officer of the Amerex Natural Gas, Amerex Power and Amerex Bandwidth, Ltd. Mr. Town began his commodities career in 1987 in the retail futures industry prior to joining the Amerex Group of Companies. He began the Amerex futures and forwards brokerage group in natural gas in 1990, in Washington D.C., and moved this unit of Amerex to Houston in 1992. During Mr. Town’s tenure as Co-Chief Executive Officer, the Amerex companies have become the leading brokerage organizations in their respective industries. Amerex currently provides energy, power and bandwidth brokerage services to many of the energy companies. Mr. Town is a graduate of Oklahoma State University.

Raymond J. Minehan, 64, has served as a member of our Board of Directors and as a member of our audit committee and compensation committee since August 2003. Since May 2005, Mr. Minehan has served as Chief Financial Officer for the Conservation and Liquidation Office of the State of California. From February 2001 to February 2002, Mr. Minehan served as the Chief Financial Officer at Memestreams, Inc., a startup company that was developing information management software. From January 1997 to August 2000, he served as the Chief Administrative Officer at Sutro & Co. where he was responsible for all administrative functions including finance, management information systems, telecommunications, operations, human resources and facilities. From 1989 to 1997, he served as chief financial officer at Hambrecht & Quist, Inc. From 1972 to 1989, Mr. Minehan served as a partner with Arthur Andersen LLP. Mr. Minehan served in the United States Air Force as a navigator assigned to the Strategic Air Command as B-52 navigator/electronic warfare officer. He attained the rank of Captain. Mr. Minehan received his Bachelor of Arts degree in Finance from Golden Gate University.

Dennis G. Schmal, 58, has served as a member of our Board of Directors and as a member of our audit committee since August 2003. From February 1972 to April 1999, Mr. Schmal served as a partner in the audit practice at Arthur Andersen LLP. Mr. Schmal now performs a variety of consulting services for a number of companies. As a senior business advisor with special focus in finance, he has extensive knowledge of financial reporting and holds the CPA designation. Besides serving on the boards of two private companies, Mr. Schmal also serves on the Board of Directors for Varian Semiconductor Equipment Associates , Inc. (VSEA), a public company. Mr. Schmal attended California State University, Fresno where he received a Bachelor of Science in Business Administration- Finance and Accounting Option.

Anthony B. Helfet, 61, a retired investment banker, has been a director since February 2004 and Senior Advisor to Merriman Curhan Ford & Co. since September 2005. Mr. Helfet was a Special Advisor to UBS Warburg from September 2001 through December 2001. From 1991 to August 31, 2001, Mr. Helfet was a Managing Director of Dillon, Read & Co. Inc. and its successor organization, UBS

Warburg. Mr. Helfet was also a Managing Director of the Northwest Region of Merrill Lynch Capital Markets from 1979 to 1989. Mr. Helfet received his A.B. degree from Columbia College in 1966 and his M.B.A. from the graduate school of business at Columbia University in 1972. From 1967 until 1970, Mr. Helfet served as an infantry officer in the United States Marine Corps and served in Vietnam in 1968 and 1969. Mr. Helfet serves on the Board of Directors of Layne Christensen Company and Alliance Imaging Inc.

Scott Potter, 37, became a Director of MCF Corporation in August 2004. He currently serves as a Managing General Partner of San Francisco Equity Partners (SFEP), a private equity firm focused on expansion stage companies within the information technology, media, consumer, and service industries. Prior to founding SFEP, Mr. Potter served as Director of LMS Capital, the venture capital arm  of London Merchant Securities plc (LON:LMSO), where Mr. Potter oversaw LMS’ North American Private Equity portfolio. Prior to joining LMS, Mr. Potter held the position of Senior Vice President, Field Operations at Inktomi Corporation where he had responsibility for Inktomi’s sales force, business development, consulting services, and field offices. From 1999-2002, Mr. Potter served as President and CEO of Quiver, Inc., an enterprise software company funded by some of the world’s leading Venture Capital firms. Under Mr. Potter’s leadership, Quiver became a leading company in the Information Management space, and ultimately was acquired by Inktomi in August of 2002. Prior to his tenure at Quiver, Mr. Potter was Executive Vice President in charge of business development and corporate development at Worldres, Inc., an online travel technology company. Mr. Potter’s career began as an attorney for one of Silicon Valley’s leading law firms, Venture Law Group. A frequent speaker at technology industry conferences and investor forums, Mr. Potter holds a BA in Industrial Psychology from the University of California at Berkeley and a JD Degree from UC Berkeley’s Boalt Hall School of Law. Mr. Potter currently serves as Chairman of The Guild, Inc. and serves on the board of directors of Method Products, Modviz, Penguin Computing, and Rave Motion Pictures.

Executive Officers

Gregory S. Curhan, 44, has served as our Executive Vice President from January 2002 to present and served as Chief Financial Officer from January 2002 to January 2004. Previously, he served as Chief Financial Officer of WorldRes.com from May 1999 through June 2001. Prior to joining WorldRes.com, Mr. Curhan served as Director of Global Technology Research Marketing and Managing Director Specialty Technology Institutional Equity Sales at Merrill Lynch & Co. from May 1998 to May 1999. Prior to joining Merrill Lynch, Mr. Curhan was a partner in the investment banking firm of Volpe Brown Whelan & Co., serving in various capacities including Internet research analyst and Director of Equities from May 1993 to May 1998. Mr. Curhan was a founder and principal of the investment advisor Curhan, Merriman Capital Management from July 1988 through December 1992. Prior to founding Curhan, Merriman, Mr. Curhan was a Vice President institutional equity sales for Montgomery Securities from June 1985 through June 1988. From August 1983 to May 1985, Mr. Curhan was a financial analyst in the investment banking group at Merrill Lynch. Mr. Curhan earned his Bachelor of Arts degree from Dartmouth College.

Robert E. Ford, 46, has served as President and Chief Operating Officer for MCF Corporation since February 2001. He brings 20 years of executive and operations experience to the Company. Prior to joining MCF Corporation from February 2000 to February 2001, Mr. Ford was a co-Founder and CEO of Metacat, Inc., a content management ASP that specialized in enabling supplier catalogs for Global 2000 private exchanges and eMarketplaces. From June 1996 to December 1999, he was President/COO and on the founding team of JobDirect.com, a leading resume and job matching service for university students, now a wholly-owned subsidiary of Korn Ferry International. Previously, Mr. Ford co-founded and managed an education content company from September 1994 to 1996. Prior to that, from May 1992 to August 1994, he headed up a turnaround and merger as General Manager of a 65 year-old manufacturing and distribution company. Mr. Ford started his career as VP of Business Development at Lazar Enterprises, a technology-consulting firm he helped operate from June 1989 to February 1992. He earned his Masters in International Business and Law from the Fletcher School of Law and Diplomacy in 1989 at Tufts University and a BA with high distinction from Dartmouth College in 1982.

John D. Hiestand, 38, joined MCF Corporation as the Controller in January 2002 and became Chief Financial Officer in January 2004. From December 2000 to November 2001, he served as the Controller of the Metro-Switching Division at CIENA Corporation. Mr. Hiestand had come to CIENA through the merger with Cyras Systems, Inc., where he served as the Controller from March 2000 to December 2000. Prior to joining Cyras Systems, Inc., Mr. Hiestand served as a Senior Manager in the audit practice at KPMG LLP in San Francisco. Mr. Hiestand received a Bachelor of Arts in Business from California Polytechnic State University at San Luis Obispo in 1991, and holds the Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA) designations.

Christopher L. Aguilar, 43, has served as General Counsel of MCF Corporation from March 2000 to present and serves as General Counsel and Chief Compliance Officer of Merriman Curhan Ford & Co. He brings 15 years of legal and regulatory experience to the Company. From August 1995 to March 2000, Mr. Aguilar was a partner at Bradley, Curley & Asiano, a San Francisco law firm, where he represented the interests of public and private corporations, small businesses and individuals in commercial litigation. Mr. Aguilar has also worked for the San Francisco City Attorney and Alameda County District Attorney’s offices. Mr. Aguilar received his juris doctorate degree from the University of California, Hastings College of the Law. He also attended Oxford University as an undergraduate and received his Bachelor of Arts degree from the Integral Program at St. Mary’s College of California where he was included in Who’s Who among American Colleges and Universities. From August 2001 to May 2005, Mr. Aguilar served as an adjunct professor at University of California, Hastings College of the Law. Since November 2004, Mr. Aguilar has served as a member of the Board of Directors of GoldSpring, Inc., a public company.

Brock Ganeles, 39, has served as Director of Equities since February 2003. Previously, he served as a Director in the Institutional Sales Group at Credit Suisse First Boston from October 2000 to February 2003. At CSFB, Mr. Ganeles focused on Technology products and covered both tier one and hedge accounts. In addition, he managed the firm’s training program for institutional salespeople. Mr. Ganeles had come to CSFB through the merger with Donaldson, Lufkin & Jenrette, where he spent nine months covering west coast institutions and hedge funds. Prior to his bulge bracket experience at CSFB / DLJ, Mr. Ganeles was a partner at Volpe Brown Whelan & Co, a technology and healthcare boutique in San Francisco, from 1995 to 1999. Prior to Volpe, he was a partner at the Carson Group, an Investor Relations Consulting Firm based in New York City, from 1991 to 1995. Mr. Ganeles holds a Bachelor of Arts in Government from Wesleyan.

Board Meetings and Committees

In 2005, the Board of Directors held four regular meetings of the Board and three special meetings. During 2005, no incumbent director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he has been a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served during the period that he served. MCF has the following Board committees:

Audit Committee.   The principal functions of the Audit Committee are to engage our independent accounting firm, to consult with our auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting our operating results and to review our financial control procedures and personnel. The following Board members served as Audit Committee members during 2005:  Patrick Arbor, Raymond Minehan and Dennis Schmal. Mr. Schmal serves as the Chairman of the Audit Committee and is a Financial Expert in satisfaction of the Sarbanes-Oxley and the American Stock Exchange requirements. Raymond Minehan has also been identified as a Financial Expert. The Audit Committee held six meetings in 2005. The Audit Committee approves the engagement of and the services to be performed by the Company’s independent accountants and reviews the Company’s accounting principles and its system of internal accounting controls. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 121(A) of the listing standards of the American Stock Exchange and Pacific Exchange.

The Audit Committee is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and expects the Company’s directors, as well as its officers and employees, to act ethically at all times and to acknowledge their adherence to the Company’s policies. The Company’s Board of Directors has adopted a written charter for the Audit Committee.

Compensation Committee.   The Compensation Committee of the Board of Directors has exclusive authority to establish the level of compensation paid to the Company’s executive officers and certain employees and administers the Company’s stock option plans. The following Board members served as Compensation Committee members during 2005: Donald Sledge, Steve Town, Jon Merriman and Ray Minehan. Mr. Sledge serves as the Chairman of the Committee. Mr. Merriman was appointed to the Committee in March 2003 and resigned in September 2005 to establish a fully independent committee, consistent with American Stock Exchange and Pacific Exchange guidelines. The Compensation Committee held six meetings in 2005.

Nominations and Corporate Governance Committee.   The Nominations and Corporate Governance Committee was formed in September 2005. This committee is responsible for identifying qualified individuals to become Board members, make recommendations that the Board select director nominees, develop and recommend corporate governance principles to the Board and take a leadership role in corporate governance. The following Board members served as Nominations and Corporate Governance Committee members during 2005:  Scott Potter, Dennis Schmal and Steve Town. Mr. Potter serves as the Chairman of the Committee.  The committee has approved a Charter and each member is independent, consistent with American Stock Exchange and Pacific Exchange guidelines. The Committee will consider qualified and timely stockholder nominees. The committee met once in 2005.

Stockholder Communications with the Board of Directors.   Stockholders interested in communicating with our Board of Directors may do so by writing to our General Counsel, Christopher Aguilar, at 600 California Street, 9th Floor, San Francisco, CA 94108. Our General Counsel will review all stockholder communications. Those that appear to contain subject matter reasonably related to matters within the purview of our Board of Directors will be forwarded to the entire Board or the individual Board member to whom the communication was addressed. Obscene, threatening or harassing communications will not be forwarded. We encourage the members of our Board to attend our annual meeting of stockholders, although attendance is not mandatory. All of our outside directors attended the 2005 annual meeting of stockholders.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2005 Annual Report on Form 10-K with MCF’s management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The audit committee has also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (which relates to the accountant’s independence from the Company and its related entities) and has discussed with the independent auditors their independence from the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board the inclusion of the audited financial statements in MCF’s 2005 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Dennis G. Schmal, Chairman
Raymond J. Minehan
Patrick H. Arbor

COMPENSATION OF DIRECTORS

Directors may receive restricted stock and/or stock option grants for service on the Board. During 2005, the members of the Board received the following restricted stock grants to purchase shares of the Company’s common stock as compensation for their services as Board members in 2005: Mr. Arbor received 20,400 shares of restricted stock, Mr. Helfet received 20,400 shares of restricted stock, Mr. Minehan received 20,400 shares of restricted stock, Mr. Potter received 20,400 shares of restricted stock, Mr. Schmal received 20,400 shares of restricted stock, Mr. Sledge received 20,400 shares of restricted stock, Mr. Spears received 20,400 shares of restricted stock and Mr. Town received 20,400 shares of restricted stock. The restricted stock grants vest at the end of two years from the date of grant. Vesting is accelerated by 25% upon the attendance of each of the quarterly Board meetings, which means that directors who attend all four of such quarterly meetings will be fully vested after approximately one year. Directors also receive reimbursement of travel and other out-of-pocket expenses related to Board meeting attendance. The members of the Board do not receive salaries or other cash compensation for service on the Board.

COMPENSATION OF EXECUTIVES

The following table sets forth information regarding the compensation paid to our Chief Executive Officer and each of the Company’s other executive officers whose total salary and bonus for 2005 exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards	Securities Underlying Options
D. Jonathan Merriman(1)	2005	$150,000	$267,070	—	—
Chairman and Chief Executive Officer	2004	$150,000	$773,674	—	—
	2003	$800,000	$—	—	5,000,000
Gregory S. Curhan(2)	2005	$150,000	$258,268	—	—
Executive Vice President	2004	$150,000	$649,932	—	—
	2003	$733,333	$16,667	—	3,100,000
Robert E. Ford(3)	2005	$150,000	$201,059	—	—
President and Chief Operating Officer	2004	$150,000	$291,224	$371,250	275,000
	2003	$225,000	$—	—	500,000
John D. Hiestand(4)	2005	$150,000	$70,310	$101,250	—
Chief Financial Officer	2004	$150,000	$100,000	$51,200	—
	2003	$120,342	$30,000	$60,000	—
Christopher L. Aguilar(5)	2005	$150,000	$70,310	$101,250	—
General Counsel	2004	$150,000	$100,000	$35,500	—
	2003	$113,167	$28,000	$48,000	—
Brock Ganeles(6)	2005	$300,922	$—	$—	150,000
Director of Equities	2004	$492,164	$—	$—	—
	2003	$170,078	$—	$24,000	800,000

(1)          Mr. Merriman was appointed to the Board of Directors in February 2000. Mr. Merriman was hired on October 5, 2000 as President and Chief Executive Officer. Effective May 28, 2001, Mr. Merriman was

appointed Chairman of our Board of Directors. The Board ratified his appointment on June 28, 2001. For 2003, Mr. Merriman’s annual salary was $75,000 per year and he received an annual draw of $75,000 per year. Mr. Merriman earned $725,000 in commissions after covering his draw during 2003. Commissions earned are included in the salary total set forth in the table above. Beginning in 2004, Mr. Merriman’s salary was increased to $150,000 per year and his bonus was tied directly to key operating metrics, including revenue and profitability. Mr. Merriman was no longer entitled to earn commissions for revenue producing activities effective January 1, 2004.

(2)          Mr. Curhan was hired on January 9, 2002 as Executive Vice President and Chief Financial Officer. For 2003, Mr. Curhan’s annual salary was $62,500 and he received an annual draw of $62,500 per year. Mr. Curhan earned $670,833 in commissions after covering his draw during 2003. Commissions earned are included in the salary total set forth in the table above. Beginning in 2004, Mr. Curhan’s salary was increased to $150,000 per year and his bonus was tied directly to key operating metrics, including revenue and profitability. Mr. Curhan was no longer entitled to earn commissions for revenue producing activities effective January 1, 2004.

(3)          Mr. Ford was hired on February 19, 2001 as Chief Operating Officer. Effective June 28, 2001, Mr. Ford was appointed President by the Board of Directors. For 2003, Mr. Ford’s salary was $62,500 and he received a draw of $62,500 per year. Mr. Ford earned $162,500 in commissions after covering his draw during 2003. Commissions earned are included in the salary total set forth in the table above. Beginning in 2004, Mr. Ford’s salary was increased to $150,000 per year and his bonus was tied directly to key operating metrics, including revenue and profitability. Mr. Ford was no longer entitled to earn commissions for revenue producing activities effective January 1, 2004. As of December 31, 2005, Mr. Ford held 225,000 shares of the Company’s restricted stock that was valued at $236,250 as of December 31, 2005.

(4)          Mr. Hiestand was hired on January 29, 2002 as Controller with an annual salary of $100,000. During 2003, Mr. Hiestand’s annual salary was $120,000. In January 2004, Mr. Hiestand was appointed Chief Financial Officer by the Board of Directors and Mr. Hiestand’s annual salary was increased to $150,000. Mr. Hiestand’s bonus payouts are tied to achievement of company-wide performance goals. As of December 31, 2005, Mr. Hiestand held 235,000 shares of the Company’s restricted stock that was valued at $246,750 as of December 31, 2005.

(5)          Mr. Aguilar was hired on March 27, 2000 as General Counsel. During 2003, Mr. Aguilar’s salary was $110,000. In January 2004, Mr. Aguilar’s annual salary was increased to $150,000. Mr. Aguilar’s bonus payouts are tied to achievement of company-wide performance goals. As of December 31, 2005, Mr. Aguilar held 200,000 shares of the Company’s restricted stock that was valued at $210,000 as of December 31, 2005.

(6)          Mr. Ganeles was hired on February 26, 2003 as Director of Equities. Mr. Ganeles is paid commissions in line with other revenue producing registered representatives of the Company. Mr. Ganeles is also eligible to receive commissions based upon sales and trading business production. The commissions are determined based upon the level of revenue attributed to the sales and trading department and a standardized payout rate. Commission levels are set based primarily upon the commissions paid by competitors of the Company. Commissions earned are included in the salary total set forth in the table above. As of December 31, 2005, Mr. Ganeles held 50,000 shares of the Company’s restricted stock that was valued at $52,500 as of December 31, 2005.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding options granted during fiscal year 2005 to the named executive officers. No stock appreciation rights were granted in 2005.

	Individual Grants				Potential Realizable
	Number of Securities Underlying Options	Percent of Total Options to Employees	Exercise or Base Price	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted	in 2005	Per Share(1)	Date	5% ($)	10% ($)
D. Jonathan Merriman	—	n/a	n/a	n/a	n/a	n/a
Gregory S. Curhan	—	n/a	n/a	n/a	n/a	n/a
Robert E. Ford	—	n/a	n/a	n/a	n/a	n/a
John D. Hiestand	—	n/a	n/a	n/a	n/a	n/a
Christopher L. Aguilar	—	n/a	n/a	n/a	n/a	n/a
Brock Ganeles	150,000	5%	$1.35	5/9/2015	$329,851	$525,233

(1)          The exercise price of the options included in this table reflect the market value of the shares on the grant date.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END HOLDINGS

The following table sets forth information with respect to each of the named executive officers concerning the number of securities underlying unexercised stock options at the end of fiscal year 2005 and the 2005fiscal year-end value of all unexercised in the money options held by such individuals.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
D. Jonathan Merriman	—	—	7,986,153	—	$3,797,300	$—
Gregory S. Curhan	—	—	4,100,000	—	2,318,000	—
Robert E. Ford	—	—	2,177,770	—	957,983	—
John D. Hiestand	—	—	96,875	3,125	63,125	2,625
Christopher L. Aguilar	—	—	58,500	—	9,875	—
Brock Ganeles	—	—	611,457	338,543	472,500	175,500

(1)          Market value of underlying securities at year-end minus the exercise price.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s common stock that may be issued upon the exercise of options and warrants under all of our existing equity compensation plans as of December 31, 2005 including the 1999 Stock Option Plan, the 2000 Stock Option and Incentive Plan, the 2001 Stock Option and Incentive Plan, the 2003 Stock Option and Incentive Plan and the 2002 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders:
1999 Stock Option Plan	2,590,915	$0.58	104,919
2000 Stock Option and Incentive Plan	4,249,545	$1.74	181,707
2001 Stock Option and Incentive Plan	4,056,295	$0.42	213,292
2003 Stock Option and Incentive Plan	15,941,503	$0.49	935,525
2002 Employee Stock Purchase Plan	—	$—	2,113,464
Equity compensation not approved by stockholders	500,000	$4.65	1,300,000

Equity compensation not approved by stockholders includes 300,000 shares in a Non-Qualified option plan approved by the Board of Directors of Ratexchange Corporation (now know as MCF Corporation) in 1999 and a Non-Qualified option plan that is consistent with the American Stock Exchange Member Guidelines, Rule 711, approved by the Board of Directors in 2004. The American Stock Exchange guidelines require that grants from the option plan be made only as an inducement to a new employee, that the grant be approved by a majority of the independent member so the Compensation Committee and that a press release is issued promptly disclosing the terms of the option grant.

COMPARATIVE STOCK PERFORMANCE CHART

The following graph compares our stockholder returns since December 31, 2000, with the AMEX Market Value (US) and the NASDAQ Financial index. The graph assumes an investment of $100 in each of MCF and the AMEX Market Value (US) and the NASDAQ Financial indices on December 31, 2000, including reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MCF CORPORATION, THE AMEX MARKET VALUE (U.S.) INDEX
AND THE NASDAQ FINANCIAL INDEX

*$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31

The points on the graph represent the following numbers:

	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2003	December 31, 2005
MCF Corporation	100.00	33.83	16.00	40.69	86.86	48.00
AMEX Market Value (U.S.)	100.00	88.73	75.76	108.19	128.37	142.31
NASDAQ Financial	100.00	103.29	103.18	137.59	155.75	163.66

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL AGREEMENTS

Donald H. Sledge

Mr. Sledge’s employment agreement provided for him to serve as Chairman and Chief Executive Officer of Ratexchange Corporation, now known as MCF Corproation  with an annual base salary of $300,000, an annual incentive bonus of up to 50% of base salary, a 10% interest in the subsidiary Ratexchange I, Inc., an expense reimbursement and other employee benefits. Under this agreement, Mr. Sledge’s employment could be terminated for cause or upon death or disability so long as we paid all compensation owed as of the date of termination. Mr. Sledge’s employment could be terminated without cause if we pay him severance pay equal to one year’s annual salary and a bonus payment of $150,000. In October 2000, Mr. Sledge resigned as Chief Executive Officer, but continued to serve as Chairman at a salary of $120,000 per year until May of 2001. Upon his leaving our company in May 2001, we issued to Mr. Sledge a 7% convertible note, in an aggregate principal amount of $400,000, due April 2003 as consideration for the severance terms in his employment agreement. Interest was payable at the maturity of the two-year term. The notes were convertible into shares of MCF’s common stock on election of Mr. Sledge anytime before their maturity or their prior repurchase by the Company. The conversion rate was 364 shares per each $1,000 principal amount of notes, subject to adjustment in certain circumstances. In March 2003, we modified the terms of the note payable to Mr. Sledge. The parties have agreed to convert the principle and interest due at the April 2003 maturity into a fully amortizing note payable over five years using an effective interest rate of 4.0%.

D. Jonathan Merriman

In connection with Mr. Merriman’s appointment as our President and Chief Executive Officer, we entered into a three year employment agreement with Mr. Merriman during October 2000. His initial annual salary under his employment agreement was $300,000. The agreement also included a $200,000 bonus paid to him on January 2, 2001, expense reimbursement and other employee benefits. Effective March 15, 2001, Mr. Merriman reduced his annual salary to $1.00, plus a bonus tied to performance. Mr. Merriman’s salary was raised to $150,000 per year after our company secured private financing. Effective May 28, 2001, Mr. Merriman was appointed Chairman of the Board and resigned his position as President of MCF Corporation. The Board ratified his appointment on June 28, 2001. In July 2002, Mr. Merriman’s salary was changed to be in line with other revenue producing registered representatives of the Company such that his annual base salary is equal to $75,000 and he receives a draw of $75,000 per year. Mr. Merriman is also able to earn commissions based upon investment banking and trading business.

Under his employment agreement, Mr. Merriman has been awarded ten-year stock options, which are incentive options to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended, to purchase a total of 2,000,000 shares of our common stock at an exercise price of $3.19 per share. As of December 31, 2003, stock options to purchase 1,250,000 shares were vested. The remaining options to purchase 750,000 shares will vest as follows:

•       Options to purchase 500,000 shares vesting on January 1, 2005, subject to acceleration of vesting upon the completion of a financing for $15 million and further subject, in either case, to continued employment on such date, this option grant has vested;

•       Options to purchase 250,000 shares vesting on January 1, 2006, subject to acceleration of vesting immediately after the common stock has traded on AMEX at a price of $7.00 per share or more for 30 consecutive trading days, subject, in either case, to continued employment on such date, this option grant has vested.

The vesting of the stock options will accelerate, and Mr. Merriman will additionally be entitled to receive a payment of $1.0 million from MCF, upon:

•       A sale of all or substantially all of our assets;

•       A merger of our company with another entity where we are not the surviving entity or where our stockholders immediately prior to the merger own less than 50% of our voting stock following the merger; or

•       A change in the membership of the Board of Directors such that individuals who, as of October 5, 2000, constitute our Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; provided that any individual becoming a director subsequent to October 5, 2000 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though the individual were a member of the incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our Board of Directors.

Under Mr. Merriman’s employment agreement, Mr. Merriman’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Merriman’s employment agreement may be terminated by us without cause if we pay to Mr. Merriman his base salary for twelve months following termination, any bonus that had been earned but not paid at the time of termination and all other benefits and compensation he would have been entitled to receive under the agreement had his employment not been terminated. All stock options granted to him under his employment also would immediately vest. Mr. Merriman would be entitled to receive the same payments and acceleration of the vesting of his options if he were to terminate his employment for “good reason,” as that term is defined in his employment agreement.

During October 2003, the Compensation Committee approved a three month extension of Mr. Merriman’s employment agreement. On January 1, 2004, Mr. Merriman entered into a new three year employment contract with MCF Corporation. A copy of this agreement is included as an exhibit to the Company’s Quarterly Report on Form 10-Q filed on August 4, 2004. Under the terms of that agreement Mr. Merriman receives a base salary of $150,000 and a bonus calculated by the following formula:

(a)   Gross revenue multiplied by 0.50% (one half of one percent), payable quarterly;

(b)   Incremental revenue in 2005 that exceeds revenue in 2004 multiplied by 0.95% (ninety five one hundredth of one percent), payable quarterly. This is calculated monthly on a cumulative year-to-date basis using total revenue in 2004 divided by twelve months. This component can either be $0 or a positive number. If cumulative 2005 revenue does not exceed cumulative 2004 revenue, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount;

(c)   Incremental revenue in 2005 that exceeds revenue in 2004 multiplied by 0.95% (ninety five one hundredth of one percent), payable annually. This component can either be $0 or a positive number. If 2005 revenue does not exceed 2004 revenue, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount; and

(d)   Earnings before interest, taxes, depreciation and amortization (EBITDA) multiplied by 2.50%, payable annually. This component can either be $0 or a positive number. If 2005 EBITDA is a negative amount, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount.

During the term of this Agreement, upon (i) a sale of all or substantially all of the assets of the Company, (ii) a merger of the Company with another entity where the Company is not the surviving entity or where the stockholders of the Company immediately prior to the merger own less than fifty percent (50%) of the voting stock of the Company following the merger, or (iii) a change in the membership of the Board of Directors such that individuals who, as of January 1, 2004 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though the individual were a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Company’s Board of Directors, the Executive shall receive $1,000,000 from the Company and all of the Executive’s options that have been granted pursuant to the terms set forth in this Agreement shall vest immediately.

In the case of (i) any termination other than “termination for cause,” or (ii) any termination by the Executive for “Good Reason” as defined below, Mr. Merriman shall continue to receive for twelve months, commencing on the date of such termination, his full base salary, any bonus that has been earned but not paid before termination of employment; and all other benefits and compensation that he would have been entitled to under the agreement in the absence of termination of employment; provided, further, that all of Mr. Merriman’s options that have been granted pursuant to the terms set forth in the agreement shall vest immediately upon such termination.

Gregory S. Curhan

Mr. Gregory S. Curhan joined our company on January 9, 2002 as our Executive Vice President and Chief Financial Officer. On January 9, 2002, Mr. Curhan entered into an employment contract with Ratexchange Corporation, now known as MCF Corporation. His initial salary under his employment agreement was equal to $125,000. The agreement also included a $50,000 bonus authorized upon signing the employment agreement. The bonus was earned in three equal payments based upon Mr. Curhan’s achievement of specific performance milestones as defined in the employment contract. Under his employment agreement, Mr. Curhan has been awarded ten-year stock options, which are incentive options to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended, to purchase a total of 1,000,000 shares of our common stock at an exercise price of $0.53 per share, as follows:

•       An option grant to purchase 450,000 shares of common stock, 25% of which vested on the first anniversary of Mr. Curhan’s employment and the remainder vesting 1/36th per month over the following three years, and

•       An option grant to purchase 550,000 shares of common stock that will vest on January 1, 2007. The vesting of the shares in this grant will be accelerated in three equal sums upon the Company achieving specific financial performance milestones linked to profitability and share price, described in the employment agreement.

The vesting of Mr. Curhan’s stock options will accelerate upon:

•       A sale of all or substantially all of our assets;

•       A merger of our company with another entity where we are not the surviving entity or where our stockholders immediately prior to the merger own less than 50% of our voting stock following the merger; or

•       A change in the membership of the Board of Directors such that individuals who, as of January 9, 2002, constitute our Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; provided that any individual becoming a director subsequent to January 9, 2002 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though the individual were a member of the incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our Board of Directors.

Upon such change of control one half of Mr. Curhan’s options granted shall vest, unless one half have already vested, in which case one half of the then remaining options will vest.

Under Mr. Curhan’s employment agreement, Mr. Curhan’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Curhan’s employment agreement may be terminated by us without cause if we pay to Mr. Curhan his base salary for six months following termination, any bonus that had been earned but not paid at the time of termination and all other benefits and compensation he would have been entitled to receive under the agreement had his employment not been terminated. Mr. Curhan would be entitled to receive the same payments and acceleration of the vesting of his options if he were to terminate his employment for “good reason,” as that term is defined in his employment agreement.

On January 1, 2005, Mr. Curhan entered into a new two year employment contract with MCF Corporation. A copy of this agreement was  included as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. Under the terms of that agreement Mr. Curhan receives a base salary of $150,000 and a bonus calculated by the following formula:

(a)   Gross revenue multiplied by 0.50% (one half of one percent), payable quarterly;

(b)   Incremental revenue in 2005 that exceeds revenue in 2004 multiplied by 0.85% (eighty five one hundredth of one percent), payable quarterly. This is calculated monthly on a cumulative year-to-date basis using total revenue in 2004 divided by twelve months. This component can either be $0 or a positive number. If cumulative 2005 revenue does not exceed cumulative 2004 revenue, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount;

(c)   Incremental revenue in 2005 that exceeds revenue in 2004 multiplied by 0.85% (eighty five one hundredth of one percent), payable annually. This component can either be $0 or a positive number. If 2005 revenue does not exceed 2004 revenue, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount; and

(d)   Earnings before interest, taxes, depreciation and amortization (EBITDA) multiplied by 2.50%, payable annually. This component can either be $0 or a positive number. If 2005 EBITDA is a negative amount, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount.

During the term of this Agreement, upon (i) a sale of all or substantially all of the assets of the Company, (ii) a merger of the Company with another entity where the Company is not the surviving entity or where the stockholders of the Company immediately prior to the merger own less than fifty percent (50%) of the voting stock of the Company following the merger, or (iii) a change in the membership of the Board of Directors such that individuals who, as of January 1, 2005 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though the individual were a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Company’s Board of Directors, the Executive shall receive $500,000 from the

Company and all of the Executive’s options that have been granted pursuant to the terms set forth in this Agreement shall vest immediately.

In the case of (i) any termination other than “termination for cause,” or (ii) any termination by the Executive for “Good Reason” as defined below, Mr. Curhan shall continue to receive for six months, commencing on the date of such termination, his full base salary, any bonus that has been earned but not paid before termination of employment; and all other benefits and compensation that he would have been entitled to under the agreement in the absence of termination of employment; provided, further, that all of Mr. Curhan’s options that have been granted pursuant to the terms set forth in the agreement shall vest immediately upon such termination.

Robert E. Ford

Mr. Robert E. Ford joined our company on February 19, 2001 as our Chief Operating Officer. On June 28, 2001, Mr. Ford was appointed President of Ratexchange Corporation, now known as MCF Corporation, by the Board of Directors in addition to his role as Chief Operating Officer. On January 1, 2002, Mr. Ford entered into a three year employment contract us. His initial annual salary under his employment agreement was $125,000, which shall be increased under the terms of the agreement to $175,000 annually. Mr. Ford’s salary will be increase upon the Company meeting specific performance milestones related to profitability and shares price. The agreement also included a $145,000 bonus paid to him upon signing his agreement. The bonus was paid $45,000 in cash, tied to salary deferred for fiscal year 2001, and a stock option grant to purchase 270,270 shares of the Company’s common stock which number of shares were determined by dividing $100,000 by the closing price of the Company’s stock on the day the agreement was signed. The exercise price of the ten-year bonus option grant shares is $0.62. Mr. Ford was also granted ten-year stock options, which are incentive options to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended, to purchase a total of 400,000 shares of our common stock at an exercise price equal to the closing price of our Private Placement financing of November 2001, equal to $0.37. These shares were awarded in three grants by the Board of Directors. The first grant of 100,000 shares vested on the date of the agreement, January 1, 2002. The second grant of 100,000 shares vested on the first anniversary of the signing of the agreement. The third grant of 200,000 shares vests at a rate of 1/24th per month over the remaining two years following the first anniversary of the agreement, subject to continued employment.

The vesting of the stock options will accelerate, and Mr. Ford will additionally be entitled to receive a payment of $500,000 from the Company, upon:

•       A sale of all or substantially all of our assets;

•       A merger of our company with another entity where we are not the surviving entity or where our stockholders immediately prior to the merger own less than 50% of our voting stock following the merger; or

•       A change in the membership of the Board of Directors such that individuals who, as of January 1, 2002, constitute our Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; provided that any individual becoming a director subsequent to January 1, 2002 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though the individual were a member of the incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our Board of Directors.

Under Mr. Ford’s employment agreement, Mr. Ford’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Ford’s employment agreement may be terminated by us without cause if we pay to Mr. Ford his base salary for six months following termination, any bonus that had been earned but not paid at the time of termination, a lump sum payment of 50% of his full salary and all other benefits and compensation he would have been entitled to receive under the agreement had his employment not been terminated. Mr. Ford would be entitled to receive the same payments and acceleration of the vesting of his options if he were to terminate his employment for “good reason,” as that term is defined in his employment agreement.

On January 1, 2005, Mr. Ford entered into a new two year employment contract with MCF Corporation. A copy of this agreement was  included as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. Under the terms of that agreement Mr. Ford receives a base salary of $150,000 and a bonus calculated by the following formula:

(a)   Gross revenue multiplied by 0.50% (one half of one percent), payable quarterly;

(b)   Incremental revenue in 2005 that exceeds revenue in 2004 multiplied by 0.20% (two tenths of one percent), payable quarterly. This is calculated monthly on a cumulative year-to-date basis using total revenue in 2004 divided by twelve months. This component can either be $0 or a positive number. If cumulative 2005 revenue does not exceed cumulative 2004 revenue, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount;

(c)   Incremental revenue in 2005 that exceeds revenue in 2004 multiplied by 0.20% (two tenths of one percent), payable annually. This component can either be $0 or a positive number. If 2005 revenue does not exceed 2004 revenue, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount; and

(d)   Earnings before interest, taxes, depreciation and amortization (EBITDA) multiplied by 2.50%, payable annually. This component can either be $0 or a positive number. If 2005 EBITDA is a negative amount, this executive bonus component will be $0 and not a reduction to the overall executive bonus amount.

During the term of this Agreement, upon (i) a sale of all or substantially all of the assets of the Company, (ii) a merger of the Company with another entity where the Company is not the surviving entity or where the stockholders of the Company immediately prior to the merger own less than fifty percent (50%) of the voting stock of the Company following the merger, or (iii) a change in the membership of the Board of Directors such that individuals who, as of January 1, 2005 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though the individual were a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Company’s Board of Directors, the Executive shall receive $500,000 from the Company and all of the Executive’s options that have been granted pursuant to the terms set forth in this Agreement shall vest immediately.

In the case of (i) any termination other than “termination for cause,” or (ii) any termination by the Executive for “Good Reason” as defined below, Mr. Ford shall continue to receive for six months, commencing on the date of such termination, his full base salary, any bonus that has been earned but not paid before termination of employment; and all other benefits and compensation that he would have been entitled to under the agreement in the absence of termination of employment; provided, further, that all of Mr. Ford’s options that have been granted pursuant to the terms set forth in the agreement shall vest immediately upon such termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2001, the Company renegotiated the severance terms included in its employment agreement with Donald Sledge, the former Chairman and CEO of the Company. Upon his leaving the Company in May 2001, the Company issued to Mr. Sledge a 7% convertible note, in an aggregate principal amount of $400,000, due May 2003. Interest was payable at the maturity of the two-year term. In May 2003, the Company and Mr. Sledge agreed to convert the principal and interest due at maturity into a fully amortizing note payable over five years using an effective interest rate of 4.0%. As of December 31, 2005, the remaining principal amount of the note payable was $232,000. Mr. Sledge is a member of the Company’s Board of Directors.

For certain other transactions with directors see, “Compensation Committee Interlocks and Insider Participation.”

BOARD COMPENSATION COMMITTEE 2005 REPORT ON EXECUTIVE COMPENSATION

General Compensation Policy

The Compensation Committee of the Board of Directors has exclusive authority to establish the level of compensation paid to the Company’s executive officers and administers the Company’s stock option plans. Compensation policies of the Committee are designed to attract, retain and motivate highly skilled executive officers by providing compensation that is comparable to that provided by our competitors for key personnel. It is the Committee’s policy to offer executive officers competitive compensation that is based upon overall Company performance, individual contributions to the Company’s financial success and the scope of responsibilities performed pursuant to particular offices.

During 2005, the Committee established modest base salaries for the executive officers and provided them with the opportunity to earn bonus compensation based on overall revenue and profitability of the Company. The Committee administers the executive compensation system through informal surveys of compensation programs of other similar companies and application of the subjective business judgment of each Committee member. In employing its discretion, the Committee principally considers for each component of an executive’s compensation factors such as previous and anticipated Company performance, as well as demonstrated individual initiative and performance. The principal components of the Company’s executive compensation include (a) annual base salary, (b) bonus compensation tied directly to key operating metrics, including revenue and profitability of the Company, (c) commission compensation for revenue production and (d) equity awards. Currently, we do not contribute to any retirement programs or pension plans on behalf of our executive officers.

Base Salaries

Annual base salaries for executive officers are initially determined by evaluating the scope of the responsibilities of the office and the experience and knowledge of the individual officer. A secondary consideration is the competitiveness of the marketplace for executive talent. The Committee establishes base salaries of its executives with the objective of ensuring that the salaries we offer remain competitive with those of similar companies.

In establishing the annual base salaries of our executive officers, the Company’s Board of Directors specifically assessed the responsibilities of the officers, evaluated the officers’ level of experience, skills and knowledge relevant to the Company’s business objectives and informally reviewed the compensation for executive officers of comparable companies. The Committee believes that the annual base salaries of our executive officers are appropriate when compared to salaries paid by other companies for the same offices, and in light of both the scope of responsibilities and anticipated performance, as well as previous related work experience and level of skill and knowledge of our officers.

The Committee anticipates that it will periodically review the individual salaries of each of our executive officers. Adjustments to base salaries are made at the discretion of the Committee, which takes into consideration factors such as past and anticipated performance of the Company and the Committee’s subjective perception of the individual’s performance.

Commissions

During 2005, Mr. Ganeles was eligible to receive commissions based upon sales and trading business production. The commissions are determined based upon the level of revenue attributed to the sales and trading department and a standardized payout rate that has been established for the various revenue transactions. Commission levels are set based primarily upon the commissions paid by competitors of the Company. Commissions earned by Mr. Ganeles during 2005 amounted to $300,922.

Bonuses

Executive officer bonuses are tied directly to key operating metrics, including revenue and profitability.  These bonuses are based on mathematical formulas and paid to the executive officers on a quarterly basis. Bonuses earned by Mr. Merriman, Mr. Curhan and Mr. Ford during 2005 amounted to $267,070, $258,268 and $201,059, respectively.

Management bonuses are designed to provide the Company with flexibility in devising incentives for exceptional performance by our management officers. Generally, cash bonus payouts are tied to achievement of company-wide performance goals. The amount of the performance bonus awarded, if any, is tied to both the level of our management’s performance and that of the Company. Bonuses earned by Mr. Hiestand and Mr. Aguilar during 2005 amounted to $70,310 and $70,310, respectively.

Equity Awards

In granting stock options and restricted stock, the Company’s goals are to attract, retain and motivate the highest caliber of executives by offering long-term compensation that links a meaningful portion of the executives’ total compensation to the best interests of stockholders. Making stock options and restricted stock a significant component of executive compensation provides each executive officer with incentive to manage the Company from the perspective of an owner with an equity interest in the Company. The Committee also believes that, given the market in which the Company operates and the Company’s early stage of development, equity-based compensation provides the greatest incentive for outstanding executive performance.

Chief Executive Officer Compensation

D. Jonathan Merriman

Mr. Merriman’s 2005 compensation; including salary, bonus and equity in the Company, was based upon his function as the Chairman and Chief Executive Officer. Mr. Merriman became the Company’s chief executive in October 2000 and its chairman in May 2001. Mr. Merriman’s compensation was negotiated based upon the then-current compensation being given to executives in similar businesses. Mr. Merriman’s equity interest in the Company is earned based upon the performance goals set forth in his employment agreement. See “Employment Contracts and Termination of Employment and Change in Control Agreements.”

$1 Million Pay Deductibility Limit

Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits publicly traded companies from taking a tax deduction for compensation in excess of $1 million paid to the chief executive officer or any of the four most highly compensated executive officers for any fiscal year. Certain “performance-based compensation” is excluded from this $1 million cap. At this time, none of the Company’s executive officer’s compensation subject to the deductibility limit exceeds $1 million. In the Committee’s view, the Company is not likely to be affected by the non-deductibility rules in the near future.

Conclusion

In conclusion, a significant portion of the Company’s executive compensation was linked directly to revenue production, profitability of the Company, as well as individual performance of our executive officers as measured by the accomplishment of the Company’s strategic goals. The Committee intends to continue the practice of linking executive compensation to Company performance, individual officer performance and stockholder return, realizing, of course, that the business cycle from time to time may result in an imbalance for a particular period.

COMPENSATION COMMITTEE DURING 2005

Donald Sledge, Chairman
Steven Town
Raymond J. Minehan
D. Jonathan Merriman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2005, the following directors served as compensation committee members: D. Jonathan Merriman, Raymond J. Minehan, Donald Sledge and Steve Town. In September 2005, Mr. Merriman resigned from the compensation committee in order to establish a fully independent committee consistent with the American Stock Exchange and Pacific Exchange guidelines.

During fiscal 2005, there were no Compensation Committee interlocks that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934. Mr. Merriman, as Chairman and CEO, is an insider and was a member of the Compensation Committee until his resignation in September 2005. During the term of his participation on the Compensation Committee in 2005, Mr. Merriman recused himself from participation regarding his personal compensation. Additionally, Mr. Sledge was employed as our executive from September 1999 to May 2001.

PROPOSAL 2:   AMENDMENT OF THE AMENDED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF 1-FOR-7

The Board recommends that the stockholders approve the authority of the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding common stock at a ratio of 1-for-7 shares. The Board unanimously adopted resolutions seeking stockholder approval to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at its regular meeting held on February 3, 2006.

If a reverse stock split is effected, seven (7) shares of outstanding common stock will be automatically converted into one (1) share of common stock, and the market price of the Company’s common stock should increase proportionately. As of                   , the Company had approximately                    shares of common stock and the closing price of the Company’s common stock as quoted on the American Stock Exchange (“AMEX”) was $         per share.

The reverse stock split would only become effective upon filing a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”). The form of Certificate of Amendment to effect the reverse stock split is attached to this Proxy Statement as Annex A and the following discussion is qualified in its entirety by the full text of the Certificate of Amendment.

Approval of this proposal by the Company’s stockholders would give the Board authority to implement the reverse stock split at any time within two years of the stockholders’ authorization of such action by this proposal. In addition, notwithstanding approval of this proposal by the stockholders, the Board may, in its sole discretion, determine not to effect, and to abandon, the reverse stock split without further action by the Company’s stockholders.

Purposes of the Reverse Stock Split

The Board believes that an increased stock price may encourage investor interest and improve the marketability of the Company’s common stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. The Board believes that the anticipated higher market price resulting from a reverse stock split may reduce, to some extent, the negative effects on the marketability and liquidity of the common stock inherent in some of the policies and practices of institutional investors and brokerage firms described above.

Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Company’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board also believes that many investors pay commissions that are based on the number of shares bought or sold. Because of the Company’s relatively low stock price, an investor desiring to invest a fixed amount of money in the Company’s stock will buy more shares, and thus may pay more in commissions, than if the Company’s stock price was higher. The Board believes that if a reverse stock split is effected, stockholders may pay significantly lower total commissions when they pay commissions based on the number of shares bought or sold. Lower commissions may also make the Company’s stock a more attractive investment to additional investors.

A higher share price may give the Company the added flexibility to list its shares on a different stock exchange or quotation service, although the Company has no current plans to do so.

The Board also believes that a higher per share market price for the Company’s common stock may help the Company attract and retain employees. The Board believes that some potential employees are less likely to work for a company with a low stock price, regardless of the company’s market capitalization. However, again, there can be no assurance as to the market prices for the Company’s common stock after the reverse stock split or that increased market prices for the Company’s common stock will in fact enhance our ability to attract and retain employees.

Other positive factors associated with a reverse stock split include:

Potential Risks of the Reverse Stock Split

If the Board effects a reverse stock split, there can be no assurance that the price of the common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. For example, based on the closing price on AMEX of the Company’s common stock on                    of                    per share, if the Board decided to implement a reverse stock split at a ratio of 1-for-7, there can be no assurance that the post-split market price of the Company’s common stock would be                    or greater. Accordingly, the total market capitalization of the Company’s common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split.

Additionally, the liquidity of the Company’s common stock could be affected adversely by the reduced number of shares outstanding after the reverse stock split. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, any decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in the Company’s common stock.

Other negative factors associated with a reverse stock split include:  the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; and the costs associated with implementing a reverse stock split

Principal Effects of a Reverse Stock Split

If the Board effects a reverse stock split, the Company’s outstanding shares of common stock will be reduced by the reverse stock split ratio of 1-for-7 and the market price of the Company’s common stock on AMEX should increase proportionately. Similarly, the number of shares that may be acquired upon the exercise of our outstanding options and warrants will decrease and the exercise price under these options and warrants will increase proportionately, in each case as described below.

Common Stock

The Company’s common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the Company’s common stock under the Exchange Act. If the reverse stock split is implemented, the Company’s common stock will continue to be listed on AMEX under the symbol “MEM,” although the Board expects that AMEX would temporarily append an additional letter to the Company’s trading symbol after the reverse stock split to provide stockholders with notice of the action.

After the effective date of the 1-for-7 reverse stock split, each stockholder will own fewer shares of the Company’s common stock. However, the reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of the Company’s stockholders owning a fractional share, as described below. Proportionate voting rights and other rights of the holders of the Company’s common stock will not be affected by the reverse stock split other than as a result of the payment of cash in lieu of fractional shares. A reverse stock split is likely to result in some stockholders owning “odd-lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions on “round-lots” of even multiples of 100 shares.

The reverse stock split would not change the number of authorized shares of common stock designated by the Company’s Certificate of Incorporation. Currently, the Company has authorized 300,000,000 shares of common stock. Thus, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under the Company’s Certificate of Incorporation would increase. These additional shares of common stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets, and sales of stock or securities convertible into or exercisable for common stock. The Board believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise and to take advantage of attractive opportunities. If the Company issues additional shares for any of these purposes, the ownership interest of the Company’s current stockholders would be diluted in the same manner as would result in any other share issuance.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Nevertheless, the additional shares of common stock that would become available for issuance if a reverse stock split is effected could also be used by the Company’s management to oppose a hostile takeover attempt or delay or prevent changes in control. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in response to any effort of which the Board is aware to accumulate the shares of the Company’s common stock or obtain control of the Company, nor is it part of a plan by the Company’s management to recommend a series of similar amendments to the Board and stockholders. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company.

The following table depicts, by way of example, the potential effects of the reverse stock split at a 1-for-7 ratio upon the number of shares of common stock outstanding, the number of shares of common stock reserved for future issuance, and the number of shares of common stock that would be available for issuance after the reverse stock split. The numbers provided below are as of                   , the end of our most recently completed fiscal quarter.

Reverse Stock Split	Common Stock Outstanding	Shares Reserved for Issuance	Shares Available for Issuance
Before Reverse Split
1-for-7	(1)	(2)

(1)          Represents the total number of shares of common stock outstanding after the reverse stock split, but without giving effect to any changes resulting from the payment of cash in lieu of fractional shares.

(2)          Represents the total number of shares reserved for issuance pursuant to outstanding options and warrants, but without giving effect to any changes resulting from the payment of cash in lieu of fractional shares and excluding shares potentially issuable under our 2005 Stock Option and Incentive Plan described below under Proposal No. 3.

Options and Warrants

All outstanding options and warrants to purchase shares of the Company’s common stock, including those held by the Company’s officers and directors, would be adjusted as a result of the 1-for-7 reverse stock split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the 1-for-7 ratio of the reverse stock split. For example, if an employee had an option under the Company’s Stock Option and Incentive Plan to purchase 7,000 shares of common stock at $1.00 per share, and if the Board effected a 1-for-7 reverse stock split, that option after the reverse stock split would represent the right to purchase 1,000 shares of common stock at a price of $7.00 per share. Also, the number of shares reserved for issuance under the Company’s existing stock option and incentive plan would be reduced proportionally based on the 1-for-7 ratio of the reverse stock split.

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants		Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Plan Category	Before a 1-for-7 Reverse Stock Split	After a 1-for-7 Reverse Stock Split	Before a 1-for-7 Reverse Stock Split	After a 1-for-7 Reverse Stock Split
Equity compensation plans approved by stockholders:
1999 Stock Option Plan	2,590,915	370,131	104,919	14,988
2000 Stock Option and Incentive Plan	4,249,545	607,078	181,707	25,958
2001 Stock Option and Incentive Plan	4,056,295	579,471	213,292	30,470
2003 Stock Option and Incentive Plan	15,941,503	2,277,358	935,525	133,646
2002 Employee Stock Purchase Plan	—	—	2,113,464	301,923
Equity compensation not approved by stockholders	500,000	71,429	1,300,000	185,714

Fractional Shares

No fractional shares of the Company’s common stock will be issued as a result of the proposed reverse stock split. In lieu of issuing fractional shares, the Company will round the conversion figure for the new shares up to the nearest full share for each stockholder who would otherwise be entitled to receive a fractional share.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If the Company’s stockholders approve this proposal and the Board decides to effectuate a reverse stock split, the Company will file the Certificate of Amendment with the Delaware Division of Corporations. The reverse stock split will become effective at the time specified in the amendment, which the Board expects to be the next business day after the filing of the amendment, and which the Board refers to as the “Effective Date.”

As of the Effective Date of the reverse stock split, each certificate representing shares of the Company’s common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date until they surrender their old stock certificates for exchange. All shares underlying options and warrants and other securities would also be automatically adjusted on the Effective Date.

The Company’s transfer agent, OTC Stock Transfer, Inc., is expected to act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Date, stockholders and holders of securities exercisable for the Company’s common stock would be notified of the effectiveness of the reverse stock split. Stockholders of record would receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Beneficial holders (persons who hold their shares in brokerage accounts or “street name”) would not be required to take any further actions to effect the exchange of their shares. No new certificates would be issued to a stockholder until such stockholder has surrendered any outstanding certificates together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the 1-for-7 ratio of the reverse stock split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Accounting Matters

Because the Company’s common stock has no par value, the reverse stock split will not affect the stated capital on the Company’s balance sheet attributable to the common stock. If the Company elects to pay the cost of fractional shares, instead of authorizing its transfer agent to accumulate fractional shares and sell the corresponding whole shares into the market for such purposes, such costs will be deducted from the common stock account on the balance sheet. The per share net income or loss and per share net book value of the common stock will be increased as a result of the reverse stock split, because there will be fewer shares of common stock outstanding. In addition, all per-share income and loss numbers for prior years will be restated to reflect the reverse stock split.

No Dissenters Rights

In connection with the approval of the reverse stock split, stockholders of the Company will not have a right to dissent and obtain payment for their shares under Delaware law or the Company’s Certificate of Incorporation or bylaws.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with the reverse stock split, and the Company will not independently provide stockholders with any such right.

Tax Consequences for Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that management believes will apply with respect to the Company and the stockholders of the Company who are United States holders at the effective time of the reverse stock split. This discussion does not address the tax consequences of transactions effectuated prior to or after the reverse stock split, including, without limitation, the tax consequences of the exercise of options, warrants, or similar rights to purchase stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. For this purpose, a United States holder is a stockholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon his or her exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split  will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Tax Consequences for the Company

We should not recognize any gain or loss as a result of the reverse stock split.

Vote Required

The affirmative vote of the holders of a majority of the Company’s issued and outstanding common stock is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the proposal to effect a reverse stock split of the outstanding common stock at a ratio of 1-for-7 shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE AMENDED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-7 REVERSE STOCK SPLIT.

PROPOSAL 3:   AMENDMENT OF THE 2003 STOCK OPTION AND INCENTIVE PLAN

The Board has adopted, subject to stockholder approval, amendments to the Company’s 2003 Stock Option and Incentive Plan to increase by 1,500,000 the number of shares of Common Stock available for issuance pursuant to awards granted under the 2003 Stock Option and Incentive Plan and to extend the term of the 2003 Stock Option and Incentive Plan for an additional one-year period, until March 7, 2016. (If stockholders approve the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-7 and the Board effects such a reverse stock split, then the 2003 Stock Option and Incentive Plan would be amended to increase by 214,286 shares of Common Stock.)  As of             , 2006,              shares remained available for grant under the 2003 Stock Option and Incentive Plan. The market price of the Company’s Common Stock as of the close of trading on             , 2006 was $            . The 2003 Stock Option and Incentive Plan was initially adopted by the Board on March 7, 2003 and approved by stockholders on June 20, 2003.

Any employee, Officer, director, consultant, or advisor of the Company or any subsidiary of the Company is eligible to receive awards under the 2003 Stock Option and Incentive Plan. Because participation and the types of awards under the 2003 Stock Option and Incentive Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the amendments to the 2003 Stock Option and Incentive Plan are approved are not currently determinable. The Company estimates that approximately 160 individuals were eligible to participate in the 2003 Stock Option and Incentive Plan as of March 13, 2006.

The Board believes that stock options have been, and will continue to be, an important compensation element in attracting, motivating, and retaining key employees. The granting of incentive stock options to employees is consistent with the Company’s past practices and practices in the industry, and is a factor in promoting the long-term development of the Company. The Board believes that the increase in authorized shares is necessary because of the need to continue to make awards under the Plan to attract, motivate, and retain key employees.

Description of the Plan

A description of the provisions of the 2003 Stock Option and Incentive Plan, as amended, is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2003 Stock Option and Incentive Plan, as amended, a copy of which is attached as Annex B to this proxy statement.

Administration.   The Compensation Committee of the Board administers the 2003 Stock Option and Incentive Plan. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the plan.

Common Stock Reserved for Issuance under the Plan.   The common stock to be issued under the 2003 Stock Option and Incentive Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2003 Stock Option and Incentive Plan.

Eligibility.   Awards may be made under the 2003 Stock Option and Incentive Plan to our directors, employees of or consultants to the Company or any of the Company’s subsidiaries or affiliates, including any such employee who is an officer or director of the Company or of any subsidiary or affiliate.

Amendment or Termination of the Plan.   The Board may terminate or amend the plan at any time and for any reason. Unless amended, the 2003 Stock Option and Incentive Plan will terminate ten years after its effective date. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

Options.   The 2003 Stock Option and Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

In the case of incentive stock options, the exercise price of each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer. In no event will the exercise price be less than the par value of a share of common stock on the date of grant.

The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. Options may be made exercisable in installments. The Compensation Committee may accelerate the exercisability of options.

Unless the Compensation Committee provides otherwise in the applicable option agreement, unvested options will expire immediately and vested options will expire 90 days after a grantee terminates employment with the Company for a reason other than for death or disability. Unless the Compensation Committee provides otherwise in the applicable option agreement, in the case of a termination of employment due to death or disability, options will fully vest and remain exercisable for a period of one year following termination of employment. In the case of a termination for cause, the Company may cancel the options upon the grantee’s termination.

In general, a grantee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from the Company have been held by the grantee for at least six months), or by means of a broker-assisted cashless exercise.

Stock options granted under the 2003 Stock Option and Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns or to co-workers or employees of grantees.

Other Awards.   The Compensation Committee also may award:

•        restricted stock, which are shares of common stock subject to restrictions.

•        restricted stock units, which are common stock units subject to restrictions.

Effect of Certain Corporate Transactions.   Certain change of control transactions involving the Company, such as a sale of MCF Corporation, may cause awards granted under the 2003 Stock Option and Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events.   The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2003 Stock Option and Incentive Plan, including the individual limitations on options, to reflect common stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.   Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Ratexchange to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, “performance-based compensation” is excluded from this limitation. The 2003 Stock Option and Incentive Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

(a)           the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(b)          the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(c)           the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the Company before payment is made in a separate vote; and

(d)          the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (a) above) is deemed satisfied, and the certification requirement (summarized in (d) above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant. The maximum number of shares of common stock subject to options that can be awarded under the 2003 Stock Option and Incentive Plan to any person is 5,000,000 shares per year.

Federal Income Tax Consequences

Incentive Stock Options.   The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be the Company’s employee or an employee of the Company’s subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company’s compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.   The grant of an option will not be a taxable event for the grantee or for the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

Restricted Stock.   A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.   There are no immediate tax consequences of receiving an award of restricted stock units under the 2003 Stock Option and Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the amendments to the 2003 Stock Option and Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the amendments to the 2003 Stock Option and Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2003 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL 4:   CREATION OF THE 2006 DIRECTORS’ STOCK OPTION AND INCENTIVE PLAN

The Board seeks stockholder approval to create the 2006 MCF Corporation Directors’ Stock Option and Incentive Plan. The 2006 Directors’ Stock Option and Incentive plan will have 840,000 shares of Common Stock available for issuance and a term of  ten years. (If stockholders approve the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-7 and the Board effects such a reverse stock split, then the 2006 Directors’ Stock Option and Incentive Plan would have 120,000 shares of Common Stock.)

Any director of the Company is eligible to receive awards under the 2006 Directors’ Stock Option and Incentive Plan. Because participation and the types of awards under the 2006 Directors’ Stock Option and Incentive Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the creation of the 2006 Directors’ Stock Option and Incentive Plan are approved are not currently determinable. The Company estimates that approximately seven individuals were eligible to participate in the 2006 Directors’ Stock Option and Incentive Plan as of March 13, 2006.

The Board believes that stock options have been, and will continue to be, an important compensation element in attracting, motivating, and retaining key directors. The granting of incentive stock options to directors is consistent with the Company’s past practices and practices in the industry, and is a factor in promoting the long-term development of the Company. The Board believes that the increase in authorized shares is necessary because of the need to continue to make awards under the Plan to attract, motivate, and retain key directors.

Description of the Plan

A description of the provisions of the 2006 Directors’ Stock Option and Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2006 Directors’ Stock Option and Incentive Plan, a copy of which is attached as Annex C to this proxy statement.

Administration.   The Compensation Committee of the Board administers the 2006 Directors’ Stock Option and Incentive Plan. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the plan.

Common Stock Reserved for Issuance under the Plan.   The common stock to be issued under the 2006 Directors’ Stock Option and Incentive Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2006 Directors’ Stock Option and Incentive Plan.

Eligibility.   Awards may be made under the 2006 Directors’ Stock Option and Incentive Plan to the Company’s directors.

Amendment or Termination of the Plan.   The Board may terminate or amend the plan at any time and for any reason. Unless amended, the 2006 Directors’ Stock Option and Incentive Plan will terminate ten years after its effective date. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

Options.   The 2006 Directors’ Stock Option and Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

In the case of incentive stock options, the exercise price of each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by directors of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the director’s stock option from his or her former employer. In no event will the exercise price be less than the par value of a share of common stock on the date of grant.

The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. Options may be made exercisable in installments. The Compensation Committee may accelerate the exercisability of options.

Unless the Compensation Committee provides otherwise in the applicable option agreement, unvested options will expire immediately and vested options will expire 90 days after a grantee terminates employment with the Company for a reason other than for death or disability. Unless the Compensation Committee provides otherwise in the applicable option agreement, in the case of a termination of employment due to death or disability, options will fully vest and remain exercisable for a period of one year following termination of employment. In the case of a termination for cause, the Company may cancel the options upon the grantee’s termination.

In general, a grantee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from the Company have been held by the grantee for at least six months), or by means of a broker-assisted cashless exercise.

Stock options granted under the 2006 Directors’ Stock Option and Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns or to co-workers or employees of grantees.

Other Awards.   The Compensation Committee also may award:

•        restricted stock, which are shares of common stock subject to restrictions.

•        restricted stock units, which are common stock units subject to restrictions.

Effect of Certain Corporate Transactions.   Certain change of control transactions involving the Company, such as a sale of MCF Corporation, may cause awards granted under the 2006 Directors’ Stock Option and Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events.   The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2006 Directors’ Stock Option and Incentive Plan, including the individual limitations on options, to reflect common stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.   Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Ratexchange to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, “performance-based compensation” is excluded from this limitation. The 2006 Directors’ Stock Option and Incentive Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

(a)           the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(b)          the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(c)           the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the Company before payment is made in a separate vote; and

(d)          the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (a) above) is deemed satisfied, and the certification requirement (summarized in (d) above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to a director; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant. The maximum number of shares of common stock subject to options that can be awarded under the 2006 Directors’ Stock Option and Incentive Plan to any person is 200,000 shares per year.

Federal Income Tax Consequences

Incentive Stock Options.   The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be the Company’s employee or an employee of the Company’s subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company’s compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.   The grant of an option will not be a taxable event for the grantee or for the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

Restricted Stock.   A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.   There are no immediate tax consequences of receiving an award of restricted stock units under the 2006 Directors’ Stock Option and Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to establish the 2006 Directors’ Stock Option and Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 4 to approve the 2006 Directors’ Stock Option and Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE CREATION OF THE 2006 DIRECTORS’ STOCK OPTION
AND INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of each class of our voting securities as of March       , 2006, by (a) each person who is known by us to own beneficially more than five percent of each of our outstanding classes of voting securities, (b) each of our directors, (c) each of the named executive officers and (d) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent(1)
Christopher L. Aguilar(2)	76,673	*
Patrick Arbor(3)	407,000	*
Gregory S. Curhan(4)	4,294,999	5.6%
Robert E. Ford(5)	2,326,944	3.1%
Brock Ganeles(6)	1,464,374	2.0%
Anthony B. Helfet(7)	265,400	*
John D. Hiestand(8)	181,842	*
D. Jonathan Merriman(9)	10,326,650	12.7%
Raymond J. Minehan(10)	112,067	*
Scott Potter(11)	41,510	*
Dennis G. Schmal(12)	148,967	*
Donald H. Sledge(13)	275,300	*
Ronald E. Spears(14)	370,000	*
Steven W. Town(15)	306,550	*
All directors and executive officers as a group [14 persons](16)	20,598,276	23.1%
San Francisco Equity Partners(17) 575 Market Street Suite 1975 San Francisco, CA 94105	6,359,584	8.6%
Highfields Capital Management L.P.(18) John Hancock Tower 200 Clarendon Street Boston, Massachusetts 02116	7,219,078	9.9%

*                    Less than one percent.

(1)          Applicable percentage ownership is based on 73,251,127 shares of common stock outstanding as of March 13, 2006. Pursuant to the rules of the Securities and Exchange Commission, shares shown as “beneficially” owned include all shares of which the persons listed have the right to acquire beneficial ownership within 60 days of March 13, 2006, including (a) shares subject to options, warrants or any other rights exercisable within 60 days March 13, 2006, even if these shares are not currently outstanding, (b) shares attainable through conversion of other securities, even if these shares are not currently outstanding, (c) shares that may be obtained under the power to revoke a trust, discretionary account or similar arrangement and (d) shares that may be obtained pursuant to the automatic termination of a trust, discretionary account or similar arrangement. This information is not necessarily indicative of beneficial ownership for any other purpose. Our directors and executive officers have sole voting and investment power over the shares of common stock held in their names, except as noted in the following footnotes.

(2)          Includes Mr. Aguilar’s currently exercisable option to purchase 18,000 shares of common stock at $2.19 per share, an option to purchase 20,000 shares of common stock at $1.40 per share, an option to purchase 8,000 shares of common stock at $0.30 and an option to purchase 12,500 shares of common stock at $0.74, all of which are currently exercisable. Also includes Mr. Aguilar’s 9.375 shares of restricted common stock, currently eligible to have their restriction lifted.

(3)          Includes Mr. Arbor’s currently exercisable option to purchase 125,000 shares of common stock at $0.41 per share.

(4)          Includes Mr. Curhan’s currently exercisable option to purchase 1,000,000 shares of common stock at $0.53 per share, and an option to purchase 3,100,000 shares of common stock at $0.47 per share, all of which are currently exercisable.

(5)          Includes Mr. Ford’s currently exercisable option to purchase 20,000 shares of common stock at $1.40 per share, an option to purchase 150,000 shares of common stock at $2.05 per share, an option to purchase 150,000 shares of common stock at $4.00 per share, an option to purchase 300,000 shares of common stock at $0.34 per share, an option to purchase 100,000 shares of common stock at $0.34 per share, an option to purchase 12,500 shares of common stock at $0.74 per share, an option to purchase 400,000 shares at  $0.37 per shares common stock, an option to purchase 270,270 shares of common stock at $0.65 per share, an option to purchase 500,000 shares of common stock at $0.47 per share, and an option to purchase 275,000 shares of common stock at $1.65, all of which are currently exercisable. Mr. Ford also holds 225,000 shares of restricted common, eligible for removal of the restriction in July 2007.

(6)          Includes Mr. Ganeles’ currently exercisable option to purchase 600,000 shares of common stock at $0.24 per share and a currently exercisable option to purchase 28,124 shares of common stock at $1.35 per share.

(7)          Includes Mr. Helfet’s 60,400 shares of restricted common stock received for his board of director services to MCF Corporation which are currently eligible to have their restriction lifted.

(8)          Includes Mr. Hiestand’s currently exercisable option to purchase 50,000 shares of common stock at $0.53 per share, an option to purchase 22,396 shares of common stock at $0.21 per share, and an option to purchase 25,000 shares of common stock at $0.30 per share, all of which are currently exercisable. Also includes Mr. Hiestand’s 12,500 shares of restricted common stock that are currently eligible to have their restriction lifted.

(9)          Includes Mr. Merriman’s currently exercisable option to purchase 100,000 shares of common stock at $7.00 per share, an option to purchase 1,500,000 shares of common stock at $3.19 per share, an option to purchase 30,000 shares of common stock at $0.74 per share, an option to purchase 1,387,500 shares of common stock at $0.41 per share, and an option to purchase 5,000,000 shares of common stock at $0.47 per share, all of which are currently exercisable.

(10)   Includes Mr. Minehan’s  67,067 restricted shares received for his service on the Board of Directors, all of which are currently eligible to have their restriction lifted.

(11)   Includes Mr. Potter’s 38,510 restricted shares received for his service on the Board of Directors, all of which are currently eligible to have their restriction lifted.

(12)   Includes Mr. Schmal’s 61,967 restricted shares received for his service on the Board of Directors, all of which are currently eligible to have their restriction lifted.

(13)   Includes Mr. Sledge’s currently exercisable option to purchase 140,000 shares of common stock at $0.41 per share. He holds a warrant to purchase 100,000 shares of common stock at $0.21 per share. Also includes Mr. Sledge’s 80,400 restricted shares received for his service on the Board of Directors, all of which are currently eligible to have their restriction lifted.

(14)   Includes Mr. Spears’ currently exercisable option to purchase 100,000 shares of common stock at $7.00 per share, and an option to purchase 200,000 shares of common stock at $0.41 per share, all of which are currently exercisable. Also includes Mr. Spears’ 60,000 restricted shares received for his service on the Board of Directors, all of which are currently eligible to have their restriction lifted.

(15)   Includes Mr. Town’s currently exercisable option to purchase 100,000 shares of common stock at $1.56 per share, and an option to purchase 115,000 shares of common stock at $0.41 per share, all of which are currently exercisable. Also includes Mr. Town’s 75,300 restricted shares received for his service on the Board of Directors, all of which are currently eligible to have their restriction lifted.

(16)   The total for directors and executive officers as a group includes 15,859,290 shares subject to outstanding stock options that are currently exercisable and 100,000 shares subject to outstanding warrants that are currently exercisable.

(17)   Includes a currently exercisable warrant to purchase 1,384,616 shares of common stock at $1.48 per share.

(18)   According to the Schedule 13G/A dated February 14, 2006, Highfields Capital Management, L.P. is the investment manager to each of three limited partnerships; Highfields Capital I, L.P., Highfields Capital II, L.P. and Highfields Capital, Ltd. The three limited partnerships directly own 7,219,078 shares of common stock. These funds also own, in the aggregate, warrants to purchase 1,250,000 shares of common stock at $0.30 per share which are not currently exercisable according to their terms. These funds also hold convertible promissory notes, due April 30, 2008, with an aggregate principle amount of $200,000 and convertible into shares of common stock at $0.20. These convertible promissory notes are not currently convertible according to their terms. According to their terms the warrants and promissory notes may not be exercised if Highfields Capital Management, L.P. would own 10% or more of the Company at the time of exercise or conversion. Highfields GP, LLC, the general partner of Highfields Capital Management, L.P., Jonathon S. Jacobson, a managing member of Highfields GP and Richard L. Grubman, a managing member of Highfields GP are each members of a voting group that have voting power over the shares. Highfields Capital, Ltd., a Cayman Islands, B.W.I., has voting power over 5,053,355 of the shares. The securities were acquired from the Company as part of a private placement closed on April 3, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 required the Company’s directors and executive officers to file reports with the SEC on Forms 3, 4 and 5 for the purpose of reporting their ownership of and transactions in the Company’s equity securities. During 2005, Raymond J. Minehan, filed one report on Form 4 late. Christopher Aguilar,, filed one report on Form 4 late.

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young, LLP served as the Company’s independent public accountants for the fiscal years ended December 31, 2005 and 2004 and are serving in such capacity for the current fiscal year. Ernst & Young was first engaged to serve as our auditors for the fiscal year ended December 31, 2002. Representatives of Ernst & Young are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The aggregate fees billed by Ernst & Young LLP for professional services to the Company were $483,191 in 2005 and $407,800 in 2004.

Audit Fees.   The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company’s annual financial statements, the review of the Company’s quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements was approximately $299,427 in 2005 and $181,500 in 2004.

Audit Related Fees.   The aggregate fees billed by Ernst & Young LLP for professional assurance and related services reasonably related to the performance of the audit of the Company’s financial statements, but not included under Audit Fees, resulted from compliance related services performed in connection with Section 404 of the Sarbanes-Oxley Act of 2002. The aggregate fees were $160,000 in 2005 and $200,000 in 2004.

Tax Fees.   The aggregate fees billed by Ernst & Young LLP for professional services for tax compliance, tax advice and tax planning were $22,357 in 2005 and $60,100 in 2004. These fees primarily related to consultation for the preparation of the Company’s Federal, state and local tax returns. These fees also related to assisting the Company with analyzing shifts in the ownership of the Company’s stock for purposes of determining the application of Section 382 of the Internal Revenue Code to the Company.

All Other Fees.   The aggregate fees for all other services rendered by Ernst & Young LLP were $1,410 in 2005 and $1,500 in 2004. The 2005 and 2004 amounts represented a subscription to an online accounting and auditing information database provided by Ernst & Young LLP.

The Audit Committee has formal policies and procedures in place with regard to the approval of all professional services provided to the Company by Ernst & Young LLP. With regard to audit fees, the Audit Committee reviews the annual audit plan and approves the estimated annual audit budget in advance. With regard to tax services, the Audit Committee reviews the description and estimated annual budget for tax services to be provided by Ernst & Young LLP in advance. During 2005, Audit Committee approved all of the independent public accountants’ fees in advance.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

If you wish to submit proposals to be included in MCF Corporation’s 2007 proxy statement, we must receive them on or before December 7, 2006. Please address your proposals to the Corporate Secretary.

If you wish to raise a matter before the stockholders at the year 2006 annual meeting, you must notify the Secretary in writing by not later than April 12, 2006. Please note that this requirement relates only to matters you wish to bring before your fellow stockholders at the annual meeting. It is separate from the SEC’s requirements to have your proposal included in next year’s proxy statement.

ANNUAL REPORT ON FORM 10-K

Our 2005 Annual Report to Stockholders was prepared on an integrated basis with our Annual Report on Form 10-K for the year ended December 31, 2004, and accompanies this proxy statement. Stockholders may obtain a copy of the exhibits to the Company’s Form 10-K for the year ended December 31, 2005 upon payment of a reasonable fee by writing to MCF Corporation, 600 California Street, 9th Floor, San Francisco, California 94108, Attention: Corporate Secretary.

By Order of the Board of Directors

Christopher L. Aguilar
Secretary

ANNEX A

REVERSE STOCK SPLIT PROPOSAL

The Board of Directors of MCF Corporation (the “Company”) has declared advisable and has unanimously adopted resolutions setting forth the following amendment to the Certificate of Incorporation, as amended, of the Company, which may be effected by the Board on or prior to December 31, 2006, if approved by the Company’s stockholders. The amendment would be included immediately after the first paragraph of the Fourth Article of the Company’s Certificate of Incorporation, as amended.

1-for-7 Reverse Stock Split Ratio

Effective at 4:30 p.m., New York City time, on the date of filing of this Certificate of Amendment with the Delaware Division of Corporations (the “Reverse Split Effective Time”), every seven issued and outstanding shares of the Common Stock issued and outstanding shall be automatically changed and reclassified, as of the Reverse Split Effective Time and without further action, into one fully paid and nonassessable share of the Common Stock. No fractional share shall be issued in connection with the foregoing reverse stock split; and all shares of Common Stock so split that are held by a stockholder will be aggregated subsequent to the foregoing reverse stock split and each fractional share resulting from such aggregation of Common Stock held by such stockholder shall exchanged for a cash payment in U.S. dollars equal to such fraction multiplied by seven times the average of the closing bid and asked price per share of Common Stock as quoted on the American Stock Exchange for the five trading days immediately preceding the Effective Date. Any stock certificate that represented shares of Common Stock immediately before the Reverse Split Effective Time shall, automatically and without the need to surrender the same for exchange, represent the number of shares of Common Stock immediately after the Reverse Split Effective Time resulting from the reverse stock split.

A-1

ANNEX B

AMENDED 2003 STOCK OPTION AND INCENTIVE PLAN

MCF Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2003 Stock Option and Incentive Plan (the “Plan”) as follows:

1.   PURPOSE

The Plan is intended to enhance the Company’s and its subsidiaries’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.    DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1

“Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by, or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2

“Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement, or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3	“Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.
2.4	“Board” means the Board of Directors of the Company.
2.5

“Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company’s stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.6	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.7	“Committee” means a committee of, and designated from time to time by resolution of, the Board.
2.8	“Company” means MCF Corporation.
2.9	“Effective Date” means March 7, 2003, the date the Plan was approved by the Board.

2.10	“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.11

“Fair Market Value” means the closing price of the Stock on the American Stock Exchange or the Nasdaq Stock Market on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.

2.12

“Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

2.13	“Grant” means an award of an Option, Restricted Stock, or Restricted Stock Unit under the Plan.
2.14

“Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.15	“Grantee” means a person who receives or holds an Option, Restricted Stock, or Restricted Stock Unit under the Plan.
2.16

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.17	“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.18	“Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.
2.19	“Option Price” means the purchase price for each share of Stock subject to an Option.
2.20	“Other Agreement” shall have the meaning set forth in Section 14 hereof.
2.21	“Plan” means this 2003 Stock Option and Incentive Plan.
2.22	“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
2.23	“Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.
2.24	“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.
2.25

“Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.26	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.27	“Stock” means the common stock of the Company.
2.28	“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.   ADMINISTRATION OF THE PLAN

3.1   Board.

The Board, or a committee thereof, shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant, or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant, or any Award Agreement shall be final and conclusive.

3.2   Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant, or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding, and conclusive.

3.3   Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

3.4   No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be eighteen million one hundred thousand (18,100,000). [If the 1-for-7 reverse stock split is approved and effected, then the number of shares of Stock available under the Plan shall be two million five hundred eighty-five thousand seven hundred fifteen (2,585,715).] Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.   EFFECTIVE DATE AND TERM OF THE PLAN

5.1   Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by the stockholders of the Company in accordance with Section 422(b) of the Code and the regulations thereunder. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2   Term.

The Plan shall terminate on the tenth anniversary of the Effective Date.

6.   OPTION GRANTS

6.1   Employees or Consultants.

Grants (including Grants of Incentive Stock Options, subject to Section 7.1) may be made under the Plan to any employee, officer or director of, or any consultant or advisor to, the Company or any Subsidiary, as the Board shall determine and designate from time to time.

6.2   Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.   LIMITATIONS ON GRANTS

7.1   Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.   AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.   OPTION PRICE

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.   VESTING, TERM AND EXERCISE OF OPTIONS

10.1   Vesting and Option Period.

Subject to Sections 10.2 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

10.2   Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3   Acceleration.

Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

10.4   Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or any Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

10.5   Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or Subsidiary, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.6   Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, all Options granted to such Grantee shall fully vest on the date of permanent and total disability, and the Grantee shall have the right, at any time within one year after the date of such Grantee’s permanent and total disability and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7   Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.8   Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board’s discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in (i) and (ii). In addition and unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such issuance.

10.9   Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option.

11.   TRANSFERABILITY OF OPTIONS

11.1   Transferability of Options.

Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an

Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

11.2   Transfers.

A.   Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

12.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS

12.1   Grant of Restricted Stock or Restricted Stock Units.

The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

12.2   Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

12.3   Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantees’ benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.4   Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

12.5   Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

12.6   Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

12.7   Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or Subsidiary, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

12.8   Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service, subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

12.9   Delivery of Stock and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13.   CERTAIN PROVISIONS APPLICABLE TO AWARDS

13.1   Stand-Alone, Additional, Tandem, and Substitute Grants.

Grants under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any affiliate or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem and substitute or exchange Grants may be awarded at any time. If a Grant is awarded in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

13.2   Term of Grant.

The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

13.3   Form and Timing of Payment Under Grants; Deferrals.

Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Grant may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any

Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

14.   PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.   REQUIREMENTS OF LAW

15.1   General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2   Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.   AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s stockholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.   EFFECT OF CHANGES IN CAPITALIZATION

17.1   Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall be, to the extent practicable, the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

17.2   Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

17.3   Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 17.3.

17.4   Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.5   No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.   DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or any affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19.   NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20.   WITHHOLDING TAXES

The Company or any affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or affiliate, as the case may be, any amount that the Company or affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee in an amount equal to the statutory withholding amount or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21.   CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.   OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23.   NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.   SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.   POOLING

In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26.   GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (excluding the choice of law rules thereof).

ANNEX C

2006 DIRECTORS’ STOCK OPTION AND INCENTIVE PLAN

MCF Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2006 Directors’ Stock Option and Incentive Plan (the “Plan”) as follows:

1.   PURPOSE

The Plan is intended to enhance the Company’s and its subsidiaries’ (as defined herein) ability to attract and retain highly qualified directors, and to motivate such directors to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such directors an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.   DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1

“Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by, or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2

“Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement, or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3	“Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.
2.4	“Board” means the Board of Directors of the Company.
2.5

“Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company’s stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.6	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.7	“Committee” means a committee of, and designated from time to time by resolution of, the Board.
2.8	“Company” means MCF Corporation.
2.9	“Effective Date” means , 2006, the date the Plan was approved by the Board.
2.10	“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11

“Fair Market Value” means the closing price of the Stock on the American Stock Exchange or the Nasdaq Stock Market on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.

2.12

“Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

2.13	“Grant” means an award of an Option, Restricted Stock, or Restricted Stock Unit under the Plan.
2.14

“Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.15	“Grantee” means a person who receives or holds an Option, Restricted Stock, or Restricted Stock Unit under the Plan.
2.16

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.17	“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.18	“Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.
2.19	“Option Price” means the purchase price for each share of Stock subject to an Option.
2.20	“Other Agreement” shall have the meaning set forth in Section 14 hereof.
2.21	“Plan” means this 2006 Directors’ Stock Option and Incentive Plan.
2.22	“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
2.23	“Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.
2.24	“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.
2.25

“Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.26	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.27	“Stock” means the common stock of the Company.
2.28	“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.   ADMINISTRATION OF THE PLAN

3.1   Board.

The Board, or a committee thereof, shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant, or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant, or any Award Agreement shall be final and conclusive.

3.2   Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant, or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding, and conclusive.

3.3   Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

3.4   No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be eight hundred forty thousand (840,000). [If the 1-for-7 reverse stock split is approved and effected, then the number of shares of Stock available under the Plan shall be one hundred twenty thousand (120,000).] Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.   EFFECTIVE DATE AND TERM OF THE PLAN

5.1   Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by the stockholders of the Company in accordance with Section 422(b) of the Code and the regulations thereunder. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2   Term.

The Plan shall terminate on the tenth anniversary of the Effective Date.

6.   OPTION GRANTS

6.1   Employees or Consultants.

Grants (including Grants of Incentive Stock Options, subject to Section 7.1) may be made under the Plan to any director of the Company or any Subsidiary, as the Board shall determine and designate from time to time.

6.2   Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.   LIMITATIONS ON GRANTS

7.1   Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.   AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.   OPTION PRICE

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.   VESTING, TERM AND EXERCISE OF OPTIONS

10.1   Vesting and Option Period.

Subject to Sections 10.2 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

10.2   Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3   Acceleration.

Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

10.4   Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or any Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

10.5   Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or Subsidiary, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.6   Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, all Options granted to such Grantee shall fully vest on the date of permanent and total disability, and the Grantee shall have the right, at any time within one year after the date of such Grantee’s permanent and total disability and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7   Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.8   Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board’s discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in (i) and (ii). In addition and unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such issuance.

10.9   Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option.

11.   TRANSFERABILITY OF OPTIONS

11.1   Transferability of Options.

Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

11.2   Transfers.

A.   Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this

Section 11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

12.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS

12.1   Grant of Restricted Stock or Restricted Stock Units.

The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

12.2   Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

12.3   Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantees’ benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.4   Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

12.5   Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

12.6   Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

12.7   Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or Subsidiary, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

12.8   Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service, subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

12.9   Delivery of Stock and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13.   CERTAIN PROVISIONS APPLICABLE TO AWARDS

13.1   Stand-Alone, Additional, Tandem, and Substitute Grants.

Grants under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any affiliate or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem and substitute or exchange Grants may be awarded at any time. If a Grant is awarded in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

13.2   Term of Grant.

The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

13.3   Form and Timing of Payment Under Grants; Deferrals.

Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Grant may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

14.   PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.   REQUIREMENTS OF LAW

15.1   General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2   Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.   AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s stockholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.   EFFECT OF CHANGES IN CAPITALIZATION

17.1   Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall be, to the extent practicable, the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

17.2   Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

17.3   Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 17.3.

17.4   Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.5   No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.   DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director of the Company or any affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19.   NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20.   WITHHOLDING TAXES

The Company or any affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or affiliate, as the case may be, any amount that the Company or affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee in an amount equal to the statutory withholding amount or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21.   CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.   OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23.   NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.   SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.   POOLING

In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26.   GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (excluding the choice of law rules thereof).

PROXY
MCF CORPORATION
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Jonathan Merriman and Robert E. Ford and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of MCF Corporation, a Delaware corporation, held of record by the undersigned, on  March 15, 2006, at the 2006 annual meeting of stockholders to be held on Friday, May 5, 2006, at 1:30 p.m., Pacific Standard Time, at Merriman Curhan Ford & Co., headquarters, 600 California Street, 9th Floor, San Francisco, California 94108, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

1.    To elect nine directors.

☐ FOR all nominees listed (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY to vote for all nominees listed

Nominees: D. Jonathan Merriman, Patrick Arbor, Donald H. Sledge, Ronald Spears, Steven W. Town, Raymond Minehan, Dennis Schmal, Anthony B. Helfet and Scott Potter

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:

2.    To approve the proposal  to  amend the Certificate of Incorporation to effect a reverse stock split of the outstanding common stock at a ratio of 1-for-7 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.    To approve the amendment to the 2003 Stock Option and Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.    To approve the proposal  to create the 2006 MCF Corporation Directors’ Stock Option and Incentive Plan

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

(CONTINUED ON OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NINE NOMINEES NAMED ON THE REVERSE AND FOR EACH OF THE PROPOSALS LISTED ABOVE. PLEASE COMPLETE, SIGN AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

Signature
Date:
Signature
Date:
Note:

Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.